UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) November 12, 2002



                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-4625                  36-2678171
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)



               307 North Michigan Avenue, Chicago, Illinois 60601
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure
         ------------------------

On November 12, 2002, Old Republic International Corporation submitted to the U.S. Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2002. The full texts of their certifications are included as Exhibit 99.1 and Exhibit 99.2 hereto.

(c)      Exhibits.

99.1 Principal  Executive  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Principal  Financial  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          OLD REPUBLIC INTERNATIONAL CORPORATION
                                          Registrant



   Date:  November 12, 2002               By /s/   Spencer LeRoy III
                                             -----------------------------------
                                                   Senior Vice President,
                                                   Secretary and General Counsel

                                INDEX TO EXHIBITS
                                -----------------




(c)      Exhibits

99.1 Principal  Executive  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Principal  Financial  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                   Exhibit 99.1




                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------



     I,  Aldo  C.  Zucaro,   the  Chief   Executive   Officer  of  Old  Republic
International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.



Dated:  November 7, 2002



                                              /s/     Aldo C. Zucaro
                                              ------------------------------
                                              Aldo C. Zucaro
                                              Chairman and Chief
                                              Executive Officer

                                                                    Exhibit 99.2




                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------



     I, John S. Adams, the Chief Financial Officer of Old Republic International
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.



Dated:  November 7, 2002



                                              /s/     John S. Adams
                                              ------------------------------
                                              John S. Adams
                                              Chief Financial Officer